Conditionally Active Antibodies for Immuno-oncology Corporate Deck | June 2024 Exhibit 99.1

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and the delivery of this presentation at any time shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development and potential therapeutic benefits of our product candidates; the expected safety, pharmacokinetic and efficacy profile of our product candidates, including SNS-101; the expected timing of clinical data from our Phase 1/2 clinical trial of SNS-101; the expansion of the Phase 1 clinical trial to include additional patients with specific tumor types; and our belief that our existing cash and cash equivalents will be sufficient to fund our operations at least into the fourth quarter of 2025 and reach midway into Phase 2 clinical studies of SNS-101. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development; conduct of clinical trials and related regulatory requirements, including the risk of delay or cessation of any clinical trials of Sensei’s product candidates; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical trials and early results from the clinical trial of SNS-101, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Sensei’s product candidates, including SNS-101; our reliance on third parties over which we may not always have full control; risks regarding the accuracy of our estimates of expenses, capital requirements and needs for additional financing; and other risk and uncertainties that are described in our Quarterly Report on Form 10-Q filed with the SEC on May 9, 2024 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Company Highlights Sensei Bio’s proprietary platform is designed to harness conditional activation of antibodies to widen the therapeutic window and enable druggability of promising oncology targets SNS-101, the company's lead asset, is in a Phase 1b study and targets VISTA, a critical negative regulator of T-cell function and promising immune checkpoint target SNS-101 has demonstrated ability to overcome hurdles associated with drugging VISTA, including: a well-tolerated safety profile, potentially best-in-class PK, and initial signs of promising clinical activity Three additional early-stage drug candidates Cash runway into the fourth quarter of 2025, which is expected to fund operations midway into Phase 2 studies of SNS-101 Initial Phase 1 expansion data expected by year-end 2024

Seasoned Leadership Team John Celebi, MBA President and CEO Edward van der Horst, Ph.D. Chief Scientific Officer Stephanie Krebs, M.S., MBA Chief Business Officer Christopher Gerry, J.D. SVP, General Counsel Ron Weitzman, M.D. Chief Medical Officer (part-time)

Large Commercial Opportunity for Immuno-Oncology Drugs

Newly Diagnosed Patients Annually in 2026[2]


Non-Small Cell Lung Cancer (NSCLC)
960K
Colorectal Cancer (CRC)
1.15M
~2.6M new patients per year
214K
Melanoma
315K
Head and Neck Cancer (H+N)

VISTA's Potential Commercial Impact

- The checkpoint market is large and growing fast[1]
- Despite the widespread use of checkpoint inhibitors, only 20% of patients experience an objective response
- VISTA is implicated in numerous solid tumor types with large patient populations
- Indications such as CRC see little to no benefit from current treatment options sensei BIO

1. Market opportunity estimates for PD-1, PDL-1 & anti-CTLA-4 Inhibitors – TD Cowen's Guide to Immuno-oncology
2. GlobalData; Incident cases diagnosed in 8MM 2026 (US, UK, Japan, China, France, Germany, Italy, Spain)

5

Industry Problem Sensei’s Solution Conventional antibodies target immune checkpoints that are highly expressed in normal tissues, resulting in: Dose-limiting toxicities due to on-target/off-tumor action Pharmacological sink effect requires higher & more frequent dosing Suboptimal activity due to poor PK & dose-limiting toxicities Conditionally active antibodies are selectively targeted to the tumor microenvironment, potentially providing: Little or no toxicity due to selective on-target/on-tumor action Lower & less frequent doses with tumor-specific binding Powerful activity selectively focused on the tumor microenvironment One new IO checkpoint inhibitor approved after the CTLA-4 and PD-1/PD-L1 group 2011 2014 2022 Lack of Tumor Targeting is a Major Obstacle in IO Innovation Ipilimumab (anti-CTLA-4) Pembrolizumab (anti-PD-1) Relatlimab (anti-LAG-3)

The TMAb Platform: pH-sensitive Antibodies Selectively Bind to Targets in the Low-pH Tumor Microenvironment  Exploits the tumor microenvironment using pH-selective properties Intended to alleviate undesirable PK/PD properties: Dose-limiting toxicities due to on-target/off-tumor binding Higher and more frequent dosing due to poor pharmacokinetics Bolsters specific activities Unlocks previously undruggable immune targets Sensei’s technology identifies pH-sensitive antibodies designed to bind only at the tumor The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4

Innovative Pipeline of IO Drugs with Broad Commercial Potential *Sensei has entered into a clinical supply agreement with Regeneron supporting the planned evaluation of SNS-101 in combination with Regeneron’s anti-PD-1 therapy Libtayo® (cemiplimab) in a Phase 1/2 clinical trial in solid tumors. *Sensei has entered into a Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute. The goal of this collaborative effort is to further elucidate the role of VISTA in immune checkpoint resistance and expand the potential of SNS-101 as a combination therapy beyond anti-PD-1.

SNS-101 (VISTA)

VISTA is a Potent T cell Checkpoint Extensively Expressed on Myeloid Cells

VISTA is a B7 family member that inhibits T cell activation[1]

Immunosuppressive function believed to be mediated by PSGL-1 receptor

Upregulated on immune suppressive myeloid-derived suppressor cells (MDSCs) via hypoxia[2]

Increased expression on tissue infiltrating immune cells upon checkpoint therapy failure[3]

Extensive VISTA expression on off-tumor myeloid-lineage cells demands a conditionally active antibody approach

VISTA has inherent pH sensitivity: its extracellular domain is uniquely rich in histidines[4]

IS ACTIVATED IN A pH SENSITIVE MANNER



VISTA
PSGL1
Myeloid lineage cell or tumor cell (less common)
T-cell suppression
anti-VISTA mAb blocking interaction
VISTA
PSGL1
T-cell proliferation & activation



PSGL-1
Y46
Y51
T57
VISTA
H153
Y48
E56
H154
H100
H98
H155

1 Wang et al, JEM, 2011
2 Deng et al, Cancer Immunonol Res 2019
3 Gao et al., Nat Med. 2017
4 Johnston et al., Nature 2019

sensei BIO

10

SNS-101 is a pH-sensitive Antibody Selective for VISTA

Selectivity for active VISTA^{pH6} over VISTA$^{pH7.4}$



k_{on} k_{off}
k_{on} ($M^{-1}s^{-1}$)
k_{off} (s^{-1})
10^7
10^6
10^5
10^4
10^{-1}
10^{-2}
10^{-3}
5.8 6.0 6.2 6.4 6.6 6.8 7.0 7.2 7.4
pH

pH 6.0	pH 7.4
0.218 nM	132 nM (~No binding)

Monovalent Affinity (K_D)

Additional SNS-101 features

- IgG1 format
- Active Fc

Blocks the key receptor regulating VISTA's immunosuppressive activity



PSGL-1
Mean OD450
IC50 = 7nm
0 1 2 3 4
-3 -2 -1
log (Conc.) (μM)



SNS-101 heavy chain
SNS-101 light chain
Human VISTA (shown in green and red)
Human VISTA epitope for SNS-101
2.59 Å Resolution

SNS-101 potently inhibits the VISTA:PSGL-1 interaction and all other potential binding partners at pH 6.0 *in vitro*

VISTA:SNS-101 co-crystal structure demonstrates SNS-101 encompasses VISTA's PSGL-1 epitope sensei BIO

Thisted T. et al. *Nature Communications* 2024

11

SNS-101 Designed to Bind VISTA at the Tumor but Not in the Periphery Pierre Fabre JNJ SNS-101 Control Periphery (Neutral pH) SNS-101 has no detectable binding in peripheral or normal tissues SNS-101 rapidly accumulates in the tumor SNS-101  6h post-dosing Isotype control 6h post-dosing Blue = tumor Brown = SNS-101 Tumor (Acidic pH)

Competitors Halted Development of VISTA Antibodies as a Result of Severe Toxicities From Off-Tumor On-Target Activity & Poor PK Dose-limiting toxicity Grade 3 CRS-associated encephalopathy JNJ-61610588 Human Plasma Concentration JNJ-61610588 (CI-8993) was the first anti-VISTA antibody to be studied in clinical trials in 2016 (NCT02671955) 1 Transient Cytokine Release Syndrome (CRS) observed in several patients at 0.15 mg/kg Transient Grade 3 CRS-associated encephalopathy observed at 0.3 mg/kg, after which Janssen halted the study Challenging PK profile Non-linear PK, short t1/2 1 Curis, Inc., Corporate Presentation, Feb 2022

SNS-101 is Unique and Differentiated From Its Peers

	SNS-101 Sensei Bio	HMBD-002 (Hummingbird)	PMC-309 (PharmAbcine)	CI-8993; JNJ-61610588 (J&J/Curis)	K01401-020; W0180 (Pierre Fabre)	KVA12123 (Kineta)	VISTA.18 (BMS)
Inhibit PSGL-1 Binding	✓	✗	✓	✓	✓	✓	✓
pH Sensitive Binding	✓	✗	✗	✗	✗	✗	✓
Fc Active	✓ (IgG1)	✗ (IgG4)	✓ (IgG1)	✓ (IgG1)	✓ (IgG1)	✗ ($IgG1^{mut}$)	✗ (IgG4)
Most Advanced Stage	Phase 1	Phase 1	Phase 1	Phase 1	Phase 1	Phase 1	Preclinical

sensei BIO

Johnston et al., Nature 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022; PharmAbcine website

14

Early Development Plan is in Alignment with Corporate Objectives Corporate Objectives Impact on Study Design PRIMARY  Rapidly confirm conditionally active MOA through:  Lack of severe CRS Absence of TMDD  Reach doses several folds higher than doses where prior anti-VISTA mAbs experienced DLT Enroll all-comer solid tumor population during dose escalation which included both "hot" and "cold" tumor histologies, allowing for efficient enrollment SECONDARY  Explore VISTA's role in both "cold" and "hot" tumor settings to allow for efficient enrollment and to explore signs of activity in both settings Identify RP2D Enroll selected patient populations to balance cold/hot tumor ratio Explore more discreet range of doses

SNS-101 Phase 1/2 Study


Phase 1 Dose Escalation
BOIN design in patients with advanced solid tumors
Monotherapy Dose Escalation
SNS-101 (Q3W)
Combination Dose Escalation
SNS-101 + Libtayo* (Q3W)
Cohort A1
0.3 mg/kg
N=1
Cohort A2
1.0 mg/kg
N=3
Cohort A3
3.0 mg/kg
N=3
Cohort A4
10.0 mg/kg
N=3
Cohort A5
15.0 mg/kg
N=6
Cohort B1
3.0 mg/kg
+ Libtayo*
N=6
Cohort B2
10.0 mg/kg
+ Libtayo*
N=6
Cohort B3
15.0 mg/kg
+ Libtayo*
N=6
Phase 1 Dose Expansion
~ 50 to 70 patients
Monotherapy
15 mg/kg
CRC
Combination
3 mg/kg and
15 mg/kg +
Libtayo
Basket
(CRC,
NSCLC,
H&N,
Melanoma)
Additional tumor types and doses may be considered for both the monotherapy & combination dose expansion
Phase 2
Single-arm, Simon two-stage minimax design
SNS-101 (RP2D) +/- Libtayo
(Q3W)
Indications
TBD
✓ = cleared DLT assessment period

Phase 1 Study Objectives	
Primary	Safety, tolerability, MTD/RP2D
Secondary	PK, immunogenicity & anti-tumor activity

Phase 2 Study Objectives	
Primary	Anti-tumor activity
Secondary	Safety, tolerability, PK & immunogenicity

* Libtayo 350 mg
Patient enrollment has started for the monotherapy & combination expansion cohorts

RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose
CRC = colorectal cancer
NSCLC = non small cell lung cancer
H&N = head and neck cancer

sensei BIO

16

Patient Disposition Monotherapy Combination SNS-101 n=16 (%) SNS-101 + cemi  n=18 (%) Enrolled 16 (100.0) 18 (100.0) Treatment Ongoing 2 (13) 2 (11) Discontinued 14 (88) 16 (89) Progressive Disease 13 13 Adverse Event 0 1# Withdrew Consent 0 1 Death Regardless of Causality 1* 0 Death Related to Study Therapy 0 0 Clinical Progression 0 1 * Related to disease progression, not related to SNS-101 (1 mg/kg dose level) # Patient discontinued due to immune mediated AEs of Grade 3 AST and ALT (10 mg/kg + cemi) Data as of 30April2024

Majority of Patients had Tumor Type Typically Unresponsive to PD-1 Monotherapy

	SNS-101 Mono n=16 (%)	SNS-101 Combo n=18 (%)
Gender, n (%)		
Male	12 (75)	11 (61)
Female	4 (25)	7 (39)
Age, years		
Median	61.5	62
Min, Max	35, 79	33, 81
Race, n (%)		
Asian	1 (6)	1 (6)
Black or African American	0	2 (11)
Not Reported	1 (6)	1 (6)
White	14 (88)	14 (77)
Ethnicity, n (%)		
Not Hispanic or Latino	14 (88)	14 (77)
Hispanic or Latino	1 (6)	3 (17)
Not reported	1 (6)	1 (6)
Baseline ECOG, n (%)		
0	6 (37)	4 (22)
1	10 (63)	14 (78)

	SNS-101 Mono n=16 (%)	SNS-101 Combo n=18 (%)
Prior lines metastatic therapy		
Median	2	2.5
Min, Max	0,7	1,7
Prior PD-1/PDL-1 YES%		
% Yes	**8 (50)**	**4 (22)**
Cancer Type, n (%)		
Responsive to PD-1 monotherapy (e.g. "hot" tumors)	**3 (19)**	**2 (11)**
Head and Neck	2	0
Kidney	1	2
Typically Unresponsive to PD-1 monotherapy (e.g. "cold" tumors)	**13 (81)**	**16 (89)**
MSS Colon	4	7
MSS Endometrial	0	1
Esophageal	1	0
Pancreatic	0	3
*Sarcoma**	4	2
*Other***	4	3

85% of enrolled patients had tumors typically unresponsive to PD-1/PD-L1 therapy sensei BIO

Data as of 30April2024

*Sarcoma: Leiomyosarcoma, Ewing Sarcoma, PEComa, Hemangiopericytoma (mono) and Leiomyosarcoma and Desmoplastic small round cell (combo)
**Other Tumor Types: Small cell lung carcinoma, Gallbladder, Adenocystic carcinoma maxillary sinus, and mediastinal carcinoma (mono) and Ovarian, Duodenal, granulosa cell tumor (germ cell)

18

SNS-101 Was Well Tolerated as Monotherapy and in Combination with Cemiplimab

- **No dose-limiting toxicities observed**
- **Majority of AEs were Grade 1 or 2**
- **Two patients experienced Grade 1 CRS, suggesting that CRS is a class effect of VISTA-targeting antibodies**

Summary of Adverse Events

	SNS-101 n=16 (%)	SNS-101 + cemi n=18 (%)
At least 1 TEAE	13 (81)	14 (78)
At least 1 SAE	1 (6)	8 (44)
≥Grade 3 TEAE	2 (13)	8 (44)
At least 1 TEAE leading to discontinuation	1* (6)	1 (5)
DLTs	0	0
AESI	1 (6)	5 (28)
Immune-mediated^	0	4 (22)
CRS#	1 (6)	1 (6)

*One patient experienced an SAE, Grade 5 bronchial obstruction, that resulted in death; not related to SNS-101, but to disease progression

#Two patients experienced Grade 1 CRS

^One patient experienced Grade 2 rash maculo-papular at 3 mg/kg + cemi

^One patient experienced Grade 3 Diabetic Ketoacidosis at 3 mg/kg + cemi

^Two patients experienced elevated liver enzymes both at 10 mg/kg + cemi (one pt with Grade 3 ALT and Grade 1 AST and one pt with Grade 3 AST and ALT which resulted in discontinuation from treatment)

Most Frequently Occurring AEs (≥ 2 Overall) Regardless of Causality

Preferred Term	SNS-101 Mono n=16	SNS-101 Combo n=18	Total n=34
Fatigue	0	5	**5**
Cough	3	1	**4**
Pleural effusion	1	2	**3**
Pyrexia	2	1	**3**
Rash maculopapular	1	2	**3**
Alanine aminotransferase increased	0	2	**2**
Anaemia	0	2	**2**
Aspartate aminotransferase increased	0	2	**2**
Blood bilirubin increased	0	2	**2**
Chills	1	1	**2**
COVID-19	1	1	**2**
Cytokine release syndrome	1	1	**2**
Dermatitis acneiform	2	0	**2**
Hypokalemia	1	1	**2**
Hypomagnesemia	1	1	**2**
Infusion related reaction	0	2	**2**
Lymphocyte count decreased	0	2	**2**
Nausea	0	2	**2**
Pruritis	0	2	**2**

sensei BIO

Data as of 30April2024

19

SNS-101 Has Only Been Associated with <u>Mild</u> IRR/CRS-like Adverse Events (Unlike First Generation VISTA Antibodies)

Subject Number	Dose Level	Adverse Event Preferred Term (Event description)	Severity (Grade)	Time of Onset relative to start of Infusion
01-010	SNS-101 15.0 mg/kg	Cytokine Release Syndrome (Chills and fever)	Grade 1	C1D1 ~4 hours post SNS-101 Infusion
01-013	SNS-101 15.0 mg/kg + cemi	Cytokine Release Syndrome (Chills, no fever)	Grade 1	C1D1 ~5 hours post SNS-101 Infusion
01-009	SNS-101 3.0 mg/kg + cemi	Infusion-related reaction (Chills and flushing)	Grade 2	C2D1 At the end of the SNS-101 Infusion
04-015	SNS-101 15.0 mg/kg + cemi	Infusion-related reaction (chest tightness, muscle aches, hypotension) *Patient also reported grade 1 itching and flushing about 1 hour after C1D1*	Grade 2	C2D1 ~6 minutes after start of SNS-101 infusion

- **All CRS events have been low grade and manageable**
- **Demonstrates that SNS-101 has the potential to overcome a key hurdle that impeded development of first-generation VISTA mAbs**

sensei BIO

Data as of 30April2024

20

Pharmacokinetic Data Show Linear Elimination Kinetics with Long Half-Life * Cemiplimab administered on Cycle 1 Day 2; co-administration thereafter Dose proportional exposure through 5 dose levels of SNS-101 (0.3 to 15.0 mg/kg)  Consistent with lack of TMDD and supports Q3W dosing in humans No apparent effect on PK with combination  Some increase with repeat dosing, but no notable accumulation No significant immunogenicity detected in analysis of ADAs SNS-101 + cemiplimab Data as of 30April2024 SNS-101

No Significant Changes in Key Inflammatory Cytokines Data as of 30April2024

Naïve Central Memory Effector Memory Effector Memory RA+ CCR7+ CD45RA+ CD27+ TCM CCR7+ CD45RA- TEM CCR7- CD45RA- TEMRA CCR7- CD45RA+ Peripheral homing Effector function Lymphoid homing Self-renewal capacity Quiescent Antigen-inexperienced Dose-dependent Changes in Specific T-cell Populations Indicate Potential SNS-101-Related Pharmacological Effect Data as of 30April2024

SNS-101 Alone or in Combination with Cemiplimab Has Shown Early Signs of Clinical Activity

Monotherapy Dose Escalation

- 16 patients enrolled: 15 patients received both baseline and at least one follow-up scan
- 7 patients achieved stable disease as best overall response
- Patients of interest:
  - One pembrolizumab-resistant HPV+ H&N pt had tumor regression of 17% at a dose level of 15.0 mg/kg; discontinued at Week 12 due to PD
  - One pt with adenocystic carcinoma (maxillary sinus) continues on treatment with SD at 42+ weeks at a dose level of 1.0 mg/kg
  - One pt with leiomyosarcoma (kidney) continues on treatment with SD at 24+ weeks at a dose level of 15.0 mg/kg


SNS-101
% Change from Baseline
100
80
60
40
20
0
-20
-40
-60
04-009
01-008
01-001
01-010
04-012
01-004
04-001
01-002
04-003
04-004
04-005
04-007
04-002
01-006
03-004
Subject Number

Combination Dose Escalation

- 18 patients enrolled: 16 patients received both baseline and at least one follow-up scan.
- Patients of interest:
  - One **MSS** endometrial pt at 3 mg/kg + cemi had a confirmed PR (59% decrease); ongoing 30+ weeks
  - One **MSS** colon pt at 3 mg/kg + cemi had tumor regression of 27%; discontinued at Week 18 due to PD
  - One RCC pt at 10 mg/kg + cemi had tumor regression of 18%; discontinued due to immune-mediated toxicity


SNS-101 +/cemi
% Change from Baseline
100
80
60
40
20
0
-20
-40
-60
01-011
03-007
03-003
04-014
01-009
03-006
04-015
01-012
01-014
04-006
04-013
01-015
04-010
01-005
Subject Number

sensei BIO

Data as of 30April2024

24

Two Examples of Patients with MSS Solid Tumors and Objective Tumor Regression

I/O-naïve MSS Endometrial Cancer with PR
3.0 mg/kg SNS-101 + cemiplimab (Patient 01-005)

68 yo female with endometrial carcinoma, dx Dec 2020, ECOG 0

- ER/PR positive, HER negative; PD-1/PD-L1: Not tested

Prior Treatment/Surgery

- Total laparoscopic hysterectomy with bilateral salpingo-oophorectomy, and additional sentinel lymph node dissection, Dec 2020
- Paclitaxel/Carboplatin (adjuvant setting), Feb 2021 to Aug 2021
- Anastrozole (metastatic setting), Aug 2023 to Sep 2023

Adverse Events

- Grade 3 diabetic ketoacidosis 4 days after Cycle 3 infusions, related to SNS-101 and cemiplimab, AESI (immune-mediated) and SAE (hospitalization)
  - Patient recovered and maintained on Insulin and continued study therapy

Tumor Assessments in Solitary Target Lesion


Baseline
6-Week SD (-0.6%)
12-Week PR (-34%)
18-Week (-45%)
24-Week PR (-52%)
30-Week PR (-59%)

I/O-naïve MSS Colon Cancer
3.0 mg/kg SNS-101 + cemiplimab (Patient 04-010)

62 yo male with colon cancer; dx Jan 2017, ECOG 1

- PD-1/PD-L1: Negative

Prior Treatment/Surgery

- Received 7 prior lines of therapy in the metastatic setting with the last 3 therapies investigational

Adverse Events

- Grade 2 dry skin, related to SNS-101, not related to cemiplimab
- Grade 2 rash maculo-popular, related to SNS-101 and cemiplimab, AESI (immune-mediated), resolved after treatment with prednisone
- Grade 2 pruritis, related to SNS-101 and cemiplimab

Tumor Assessments

- 6-Week Scans: Stable Disease (19% decrease)
- 12-Week Scans: Stable Disease (27% decrease)
- 18-Week Scans: Progressive Disease (23% increase from nadir)

Microsatellite stable (MSS) colon and endometrial tumors are typically unresponsive to PD-1/PD-L1 single agent therapy sensei BIO

Data as of 30April2024

25

SNS-101 ASCO 2024 Summary SNS-101 is a conditionally active VISTA targeting mAb that has demonstrated promising early clinical data consistent with its mechanism of action, including: First VISTA-targeting mAb without dose-limiting CRS at pharmacologically relevant dose levels Initial signals of anti-tumor activity in a predominantly “cold” solid tumor patient population Well tolerated Potentially best-in-class PK Initial signs of encouraging clinical activity SNS-101 well positioned to be the first VISTA-targeted mAb to test the VISTA IO hypothesis

SNS-101 Next Steps


Phase 1 Dose Expansion
~ 50 to 70 patients
Monotherapy
15 mg/kg
CRC
Combination
3 mg/kg and
15 mg/kg +
cemiplimab*
Basket
(CRC,
NSCLC,
H&N,
Melanoma)

Phase 1 Study Objectives	
Primary	Safety, tolerability, MTD/RP2D
Secondary	PK, immunogenicity & anti-tumor activity

- Patient enrollment advancing in dose expansion cohorts
- Exploring two dose levels in the combination cohort to further optimize study design for Phase 2
- Expansion tumor types focused on a basket of "hot" tumors and one "cold" tumor, to rebalance between cold/hot given ~85% of patients in dose escalation had "cold" tumor types.
- Additional tumor types and doses may be considered
  - All patients with "hot" tumors will have received and failed a prior PD-1/PDL-1
- Expansion phase expected to include ~50 to 70 patients
- Cash runway guidance unchanged (Q4 2025)

Initial data from dose expansion expected in Q4 2024

sensei BIO

* cemiplimab 350 mg
"Hot" tumors: Responsive to PD-1 monotherapy
"Cold" tumors: Unresponsive to PD-1 monotherapy

RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose
CRC = colorectal cancer
NSCLC = non small cell lung cancer
H&N = head and neck cancer

27

Completed and Anticipated SNS-101 Clinical Milestones First patient dosed with SNS-101 First patient dosed  in combination with  Libtayo®   Initial monotherapy dose escalation PK & safety data Initial combination dose escalation PK & safety data Topline Phase 1 monotherapy & combination dose escalation data Initial Phase 1 dose expansion data - End of Phase 1 FDA meeting May 2023 September 2023 November 2023 May 2024 Q4 2024 February 2024 ü ü ü ü ü

SNS-102 (VSIG-4)

VSIG4 is an Immunosuppressive Receptor with On-Target, Off-Tumor Challenges

Tissue macrophages (Kupffer cells) in the liver



Tumor-associated macrophages in tumors & stroma (inset)


A
B

In the liver, VSIG-4 …

Is expressed on Kupffer cells[1-2]

Appears to drive significant target-mediated drug disposition (TMDD) and clearance

In the tumor microenvironment, VSIG-4 …

Correlates with immunosuppressive "M2" macrophage infiltration[3]

Inhibits T cell activation[4]

Promotes tumor growth based on data from a syngeneic Lewis lung carcinoma model in knockout mice[5]

1. doi: 10.1016/j.cell.2005.12.039.
2. doi: 10.4049/jimmunol.2101109.
3. doi: 10.4414/smw.2016.14301.
4. doi: 10.1172/JCI25673.
5. doi: 10.1038/labinvest.2014.73.

30

SNS-102 is a pH-sensitive Antibody Designed With the Goal of Reversing T-cell Suppression within the Tumor Microenvironment SNS-102 blocks the interaction of VSIG4 with its novel counter-receptor, which has been provisionally identified SNS-102 is 585-fold more selective for VSIG4 at low pH conditions pH 6.0 pH 7.4 0.7nm 410 nm (~No binding) Monovalent Affinity (KD) Ratio = 585

SNS-103 (ENTPDase1/CD39)

ENTPDase1 (CD39) is the Rate Limiting Enzyme in the Production of Immunosuppressive Adenosine The primary function of ENTPDase 1 is conversion of extracellular ATP to adenosine, which exerts immunosuppressive properties through binding to A2a/A2b receptors Expressed on various immune cells in both tumors and normal tissues Development of a TMAb antibody has potential for improved safety and PK profile compared to competitor CD39 mAbs

SNS-201 (VISTAxCD28)

Overcoming Toxicity Challenges Associated with Targeting CD28 Targeting CD28 has shown clinical evidence of efficacy, but has been limited by dose-limiting toxicities resulting from systemic CD28 activation The Challenge Sensei’s Solution Leverage TMAb approach to potentially restrict CD28 activation to the tumor microenvironment, with no co-stimulation in the periphery CD28 is a major co-stimulatory pathway for T cells and a clinically validated therapeutic target for activating T cells in the tumor microenvironment

Bispecific TMAb Approach Can Generate T Cell Co-Stimulation Selectively Within the TME Co-Stimulatory VISTAxCD28 Bispecific Powerful co-stimulatory “signal 2” selectively within the TME Potential for little or no toxicity due to selective targeting No linkers or masks A single, off-the-shelf bispecific approach Avoids use of "tumor associated" antigens Anti-CD28 pH-Sensitive anti-VISTA Arm Cancer Cell or Myeloid Cell T Cell pH-sensitive arm confers tumor selective CD28 co-stimulation Can be used in “cis” (tumor cell) or in “trans” (myeloid or other immune infiltrate) CD28 agonist drives signal 2

SNS-201 Provides Potential for Profound Anti-Tumor Activity By Selectively Co-Stimulating T Cells SNS-201 (VISTAxCD28) Bispecific format with monovalent CD28 engagement Bivalent pH-selective VISTA binding for efficient engagement at low pH with cells displaying moderate VISTA copy numbers IgG1 backbone with silencing mutations abolishing Fc receptor interactions pH-sensitive VISTA binding to restrict CD28 activation to the TME Checkpoint release through anti-PD-1

In Vivo Study Shows Prototype Bispecific CD28xVISTA Induces Significant Tumor Growth Inhibition in Combo with anti-mPD-1 NS = not significant *** = P<0.001 ** = P<0.01

*Consists of cash, cash equivalents and marketable securities Engineered Selectivity to Extend the Clinical Reach of IO Agents LEAD PROGRAM SNS-101, a conditionally active antibody targeting VISTA Clinical data demonstrated initial signs of promising clinical activity in multiple tumor types, a well-tolerated safety profile and potential best-in-class pharmacokinetic profile TMAb PLATFORM Conditionally active antibodies designed to widen therapeutic window and enable druggability of promising oncology targets EXPECTED MILESTONES Initial dose expansion data by end of 2024 Q4 2024: End of Phase 1 FDA Meeting FINANCIALS Ended Q1 2024: $58.1M* Cash runway into Q4 2025 Cash currently expected to reach midway into Phase 2 clinical studies for SNS-101

HQ: 1405 Research Blvd, Suite 125, Rockville, MD 20850  /  MA: 22 Boston Wharf Rd, 7th floor, Boston, MA 02210 senseibio.com

SNS-101 Duration of Treatment Data as of 30April2024

Key Partnerships Supporting SNS-101’s Clinical Development Potential opportunities for combination therapy and biomarker identification Partner / Collaborator Goal Description Clinical Supply Agreement Support evaluation of SNS-101 in combination with Libtayo® (cemiplimab) in planned Phase 1/2 clinical trial Sensei to fund planned clinical trial Regeneron to provide Libtayo® Sensei maintains global development and commercial rights to SNS-101 Cooperative Research & Development Agreement Further elucidate role of VISTA in immune checkpoint resistance and expand potential of SNS-101 as a combination therapy beyond anti-PD-1 Sensei collaborating with NCI Center for Immuno-Oncology Co-Directors, Jeffrey Schlom, Ph.D., and James Gulley, M.D., Ph.D. Preclinical studies will assess SNS-101 mechanism of action in combination with therapies beyond anti-PD-1 Research Collaboration Further study the mechanism of SNS-101's anti-tumor activity Sensei collaborating with laboratory of immuno-oncology KOL, Robert Schreiber, Ph.D. Preclinical studies will include identification of SNS-101 response biomarkers

Commercially Validated Precedent for pH-sensitive Approach

Soliris® (eculizumab), an anti-C5 monoclonal antibody (mAb), was considered standard of care for patients with paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome, but had a short half-life as a result of extensive TMDD.

Engineering eculizumab using histidine substitutions resulted in a pH-sensitive mAb with markedly improved half-life.

Antibody Engineering of Solaris Led to pH Sensitivity and Half-Life Improvements

	Soliris (Eculizumab)	Ultomiris (Ravulizumab, ALXN1210)
K_D pH 7.4 (nM)	0.03	0.49
K_D pH 6.0 (nM)	0.6	22
$t_{½}$ (d)	**3.9**	**13.4**

Revulizumab utilized histidine insertions into the CDR regions (VH_Y27H, VH_S57H) and Fc substitutions (M428L, N434S) of eculizumab

Due to its longer half-life (13.4d vs 3.9d), ravulizumab given every 8w achieved noninferiority compared with eculizumab given every 2w for all efficacy endpoints, while maintaining a similar safety profile.

2018: FDA approves Ultomiris® (ravulizumab, ALXN1210)

2020: Ultomiris sales = $1.08 billion

sensei BIO

Sheridan et al, PLOS One, April 2018 (https://doi.org/10.1371/journal.pone.0195909)
Lee et al, Blood, (doi:10.1182/blood-2018-09-876136)
Sales figures: https://media.alexion.com/news-releases/news-release-details/alexion-reports-fourth-quarter-and-full-year-2020-results

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Single-agent Activity and Deepened Anti-tumor Responses to PD-1 Combo in Human VISTA KI Mice In vivo ** ** MC38-7r (Anti-mPD-1 insensitive MC38 clone) *** ** ** * P<0.05; ** P<0.01; *** P<0.001 MC38

SNS-101 Increased CD8 T-cells in Combination With Anti-PD-1 in MC38 Tumors *In Vivo*


CD8
****
****
**
***
*
*
40
30
20
10
0
% Positive
Isotype Control
αPD-1- 1 mg/kg
SNS-101- 10 mg/kg
SNS-101- 30 mg/kg
SNS-101- 10 mg/kg with Anti-PD-1
SNS-101- 30 mg/kg with Anti-PD-1

Frequency of Live, CD45+ Population
One-way ANOVA, Tukey Post-Hoc Analysis,
* $p<0.05$; ** $p<0.01$, *** $p<0.001$, **** $p<0.0001$


CTRL
Anti-PD-1
1mg/kg
5mg/kg
Anti-PD-1/SNS-101
3mg/kg
10mg/kg
30mg/kg
Tumor volume (mm³)
Day

sensei BIO

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PK Sink Continues to be an Issue with Non-pH-Sensitive VISTA programs* SNS-101 is designed to overcome elimination kinetics and half-life related to PK sink observed in non-pH-sensitive VISTA programs Curis CI-8993 Plasma Concentration Kineta KVA12123 Cyno PK Abcine PMC-309 Serum Conc Cyno Hummingbird HMBD-002 Preclinical PK Linear Non-linear 1. Hummingbird SITC 2022; 2. Kineta Corporate Presentation; 3. Abcine, SITC 2022; 4. Curis, SITC 2022 *Each graph differs by time course based on data presented Clinical mAb #1 10 mg/kg

SNS-101 Re-sensitized Anti-PD-1 Insensitive Sarcoma Tumors in Human VISTA Knock-in Mice 5/8 CR 1/8 CR * p<0.05

SNS-101 Induced Substantially Lower Cytokine Release in Whole-blood Assay at Neutral pH Compared to pH-independent VISTA Antibody IFN-γ IL-8 TNF-α IL-6 IL-2 *** *** *** ** * ** ** ** ** ** ** ** ** ** ** Dose ranges: 1, 10, and 100 ug/ml #2

SNS-101 Has Displayed a Favorable Single-dose PK Profile in Preclinical Studies - No Significant TMDD in Human VISTA KI Mice or Non-human Primates Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Demonstrated a long mean residence time in the blood, indicating a lack of significant target-mediated drug disposition (TMDD) and clearance in non-malignant tissues SNS-101 displayed linear elimination kinetics unlike a pH-independent anti-VISTA mAb, which demonstrated TMDD and rapid clearance Pharmacokinetics of Single Dose SNS-101 in Cyno monkeys Clinical mAb #1 10 mg/kg

Targeting VISTA and PD-1 Checkpoints in the TME Promotes Anti-tumoral M1 Macrophage Polarization M1 macrophages are anti-tumorigenic through secretion of pro-inflammatory cytokines and chemokines, and driving of Th1 CD4+ T cell responses M2 macrophages are immunosuppressive; pro-tumor TAMs are a subset of M2-type cells SNS-101 targets suppressive signaling in the myeloid compartment, and in combination with anti-PD-1 may help shift the balance of macrophage polarization toward an anti-tumor M1 phenotype